                                                              Exhibit 10(a)(iii)

                                                                  EXECUTION COPY



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                  SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                             Dated December 30, 1997

                                      Among

                       THE EL-BEE RECEIVABLES CORPORATION

                                                         as Seller,

                       CORPORATE RECEIVABLES CORPORATION,

                                  as Purchaser,

                      THE LIQUIDITY PROVIDERS NAMED HEREIN,

                             as Liquidity Providers,

                          CITICORP NORTH AMERICA, INC.,

                              as Program Agent for

                        Corporate Receivables Corporation

                           and the Liquidity Providers

                                       and

                             BANKERS TRUST COMPANY,

                                   as Trustee




                   Series 1997-1 Certificate Purchase Agreement



================================================================================


                                TABLE OF CONTENTS
                                                                                                                 Page

ARTICLE I

                                   DEFINITIONS

         Section 1.01.  Definitions.............................................................................  1
         Section 1.02.  Other Definitional Provisions...........................................................  5

ARTICLE II

                             THE PURCHASE; INCREASES

         Section 2.01.  The Purchase............................................................................  6
         Section 2.02.  Increases...............................................................................  6
         Section 2.03.  Class A Certificates....................................................................  6
         Section 2.04.  Reductions to the Series 1997-1 Class A Purchase Limit..................................  7
         Section 2.05.  Procedures for Making the Purchase and Increases........................................  7
         Section 2.06.  Assignments by CRC to Liquidity Providers...............................................  8
         Section 2.07.  Term....................................................................................  9

ARTICLE III

                            FEES AND YIELD PROTECTION

         Section 3.01.  Fees.................................................................................... 10
         Section 3.02.  Increased Costs......................................................................... 10
         Section 3.03.  Taxes................................................................................... 11
         Section 3.04.  Cost and Expenses....................................................................... 14
         Section 3.05.  Sharing of Payments, Etc................................................................ 15

ARTICLE IV

             CONDITIONS PRECEDENT TO THE PURCHASE AND ALL INCREASES

         Section 4.01.  Conditions Precedent to Initial Purchase................................................ 16
         Section 4.02.  Conditions Precedent to the Purchase and All Increases.................................. 19
         Section 4.03.  Additional Conditions Precedent......................................................... 21





                   Series 1997-1 Certificate Purchase Agreement

                                    ARTICLE V

                                THE PROGRAM AGENT

         Section 5.01.  Authorization and Action of the Program Agent........................................... 22
         Section 5.02.  The Program Agent's Reliance, Etc....................................................... 22
         Section 5.03.  The Program Agent and Affiliates........................................................ 23
         Section 5.04.  Amendments, Waivers and Consents........................................................ 23
         Section 5.05.  Liquidity Provider Credit Decision...................................................... 24

ARTICLE VI

                                   ASSIGNMENTS

         Section 6.01.  Assignment.............................................................................. 24
         Section 6.02.  Rights of Assignee...................................................................... 25
         Section 6.03.  Notice of Assignment.................................................................... 25
         Section 6.04.  Register................................................................................ 25
         Section 6.05.  Restrictions on Assignments and Participations.......................................... 26

ARTICLE VII

                                 PARTICIPATIONS

         Section 7.01.  Participations.......................................................................... 26

ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01.  Amendments, Etc......................................................................... 27
         Section 8.02.  Notices, Etc............................................................................ 27
         Section 8.03.  No Waiver; Remedies; Set-Off............................................................ 28
         Section 8.04.  Binding Effect; Survival................................................................ 28
         Section 8.05.  No Proceedings.......................................................................... 28
         Section 8.06.  Captions and Cross References........................................................... 29
         Section 8.07.  Integration............................................................................. 29
         Section 8.08.  Replacement of Liquidity Providers...................................................... 29
         Section 8.09.  Confidentiality......................................................................... 29
         Section 8.10.  Reimbursement of Program Agent.......................................................... 30
         Section 8.11.  Limitation of Liability................................................................. 30
         Section 8.12.  Governing Law........................................................................... 30

                   Series 1997-1 Certificate Purchase Agreement

                                       iii
         Section 8.13.  Submission to Jurisdiction.............................................................. 31
         Section 8.14.  Consent to Service of Process........................................................... 31
         Section 8.15.  Execution in Counterparts............................................................... 31
         Section 8.16.  Waiver of Jury Trial.................................................................... 32


         EXHIBITS

         Exhibit A                  Form of Assignment and Acceptance
         Exhibit B                  Form of Notice of Purchase
         Exhibit C                  Form of Notice of Increase



                   Series 1997-1 Certificate Purchase Agreement

                  SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT dated December 30, 1997 among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the "SELLER"), CORPORATE RECEIVABLES CORPORATION, a California corporation, as Purchaser (as defined below), the financial institutions listed from time to time on the signature pages hereto, as Liquidity Providers (as defined below), CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (as defined below), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee.

                  PRELIMINARY STATEMENTS:

                  1. The Elder-Beerman Master Trust formed under the Pooling and Servicing Agreement (as such term and other terms used in these Preliminary Statements are hereinafter defined) may issue the Class A Certificates at the direction of the Seller.

                  2. Subject to the terms and conditions of this Agreement and of the Series 1997-1 Supplement, the Seller may sell the Class A Certificates to CRC or the Liquidity Providers.

                  3. Subject to the terms and conditions of this Agreement, CRC may, and the Liquidity Providers shall, fund from time to time, Increases in the Class A Invested Amount.

                  4. The Class A Certificates will be held by the Program Agent for CRC and the Liquidity Providers.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Pooling and Servicing Agreement or in the Series 1997-1 Supplement (as defined below). In addition, the term "Agreement" shall mean this Series 1997-1 Certificate Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified. Whenever used in this Agreement, the following words and phrases shall have the following meanings:


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  "AFFECTED PERSON" means CRC, any partner therein or shareholder thereof, or any Liquidity Provider (and, for purposes of Section 3.03, the Trust and the Trustee).

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance in substantially the form of Exhibit A hereto pursuant to which a Liquidity Provider assigns all or a portion of its rights and obligations under this Agreement in accordance with the terms of Section 6.01(b).

                  "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, 11 U.S.C. ss.ss. 101 et. seq., as amended from time to time.

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Ohio, or such other court as may hereafter be granted primary jurisdiction over the Reorganization Case.

                  "CERTIFICATE PRICE" has the meaning specified in Section 2.06.

                  "CHANGE IN TAX LAW" means any amendment to, or change in, the laws (or any regulations thereunder) of the United States of America or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to, or change in, an interpretation or application of, such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination).

                  "COMMITMENT" means, as of any date and with respect to any Liquidity Provider, the amount set forth opposite such Liquidity Provider's name on the signature pages hereto under the caption "Liquidity Provider Commitment" or, if such Liquidity Provider has entered into one or more assignments and acceptances, as set forth for such Liquidity Provider in the Register maintained by the Program Agent pursuant to Section 6.04 as such Liquidity Provider's "Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.04.

                  "CONFIDENTIAL INFORMATION" means any written information delivered or made available by or on behalf of the Parent (or its Affiliates or Subsidiaries), the Servicer or the Transferor to any Person in connection with or pursuant to this Agreement or the transactions contemplated hereby, other than information (i) which was publicly known, or otherwise known to such Person (other than from any party to a Transaction Document or any other Person not entitled to disclose the same free of any confidentiality requirements) at the time of disclosure or (ii) which subsequently becomes publicly known through no act or omission by such Person.



                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  "CRC" means Corporate Receivables Corporation, a California corporation, and each assignee that shall become a party hereto pursuant to
Section 6.01, but shall not include the Liquidity Providers as assignees under
Section 2.06.

                  "CURRENT PLAN" means the Parent's Second Amended Plan of Reorganization dated November 7, 1997 and all exhibits thereto.

                  "ELIGIBLE ASSIGNEE" means a depository institution organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (a) whose senior long-term unsecured debt obligations are rated at least (i) A- or better by Standard & Poor's, and (ii) A3 or better by Moody's, (b) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), and (c) which has a combined capital and surplus of at least $500,000,000.

                  "EXTENSION TERM" has the meaning specified in Section 2.07.

                  "INCREASE" has the meaning specified in Section 2.02.

                  "INITIAL TERM" means, with respect to each Liquidity Provider Commitment, the period which commences on the date such Liquidity Provider enters into this Agreement and ends on the date which is 364 days after the date of this Agreement.

                  "LIQUIDITY PROVIDER COMMITMENT PERCENTAGE" means, on any day and as to any Liquidity Provider, a fraction, the numerator of which is such Liquidity Provider's Commitment and the denominator of which is the Series 1997-1 Class A Purchase Limit on such day.

                  "LIQUIDITY PROVIDERS" means the banks and financial institutions party hereto from time to time as "Liquidity Providers" hereunder, as their names appear on the signature pages hereto under the heading "Liquidity Providers", and their respective successors and assigns, including each assignee that shall become a party hereto pursuant to Section 6.01.

                  "MAJORITY OF SERIES 1997-1 CLASS A CERTIFICATE INTERESTS" means Certificateholders of Series 1997-1 Class A Certificate Interests evidencing 51% or more of the aggregate Series Class A 1997-1 Certificate Interests; PROVIDED that, solely for purposes of this computation, (i) Liquidity Providers shall be deemed to hold Series 1997-1 Class A Certificate Interests equal to their respective Liquidity Provider Commitment Percentages of such aggregate Series 1997-1 Class A Certificate Interests, whether or not they have made the Purchase or funded any Increases, and (ii) CRC's Series 1997-1 Class A Certificate Interest will be reduced by the amount set forth in clause (i) and also by the amount of any Series

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

1997-1 Class A Certificate Interests held by
Persons other than CRC and any Liquidity Provider.

                  "OBLIGATIONS" means all obligations of any Originator, the Seller, the Transferor, the Servicer or the Parent to any one or more of the Trustee, the Trust, the Purchaser, the Liquidity Providers, each other Indemnified Party and its respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

                  "PARENT" means The Elder-Beerman Stores Corp., an Ohio corporation.

                  "PLAN OF REORGANIZATION" means the Parent's plan of reorganization (including all exhibits thereto) ultimately confirmed by the Bankruptcy Court in the Parent's Reorganization Case.

                  "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement dated as of December 30, 1997, among the Transferor, the Servicer and the Trustee, as amended, supplemented or otherwise modified from time to time.

                  "PROGRAM AGENT" means Citicorp North America, Inc., together with its successors and assigns as agent for the Purchaser and the Liquidity Providers.

                  "PROGRAM AGENT'S ACCOUNT" shall have the meaning specified in
Section 2.05(e).

                  "PURCHASE" means the purchase under Section 2.01 of the Class A Certificates, whether by CRC or the Liquidity Providers.

                  "PURCHASE DATE" means the date on which either CRC or the Liquidity Providers make the Purchase pursuant to Section 2.01(a) or (b), respectively.

                  "PURCHASE PRICE" means the price specified in the notice from the Seller (substantially in the form of Exhibit B hereto) delivered on or before the Purchase Date pursuant to Section 2.05(a).

                  "PURCHASER" means either CRC or the Liquidity Providers, as provided in Section 2.01.

                  "REGISTER" has the meaning specified in Section 6.04.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  "REORGANIZATION CASE" means the Parent's case pursuant to chapter 11 of the Bankruptcy Code administered in the Bankruptcy Court under Case No. 95-33643.

                  "SELLER" shall have the meaning specified in the first paragraph hereof.


                  "SERIES 1997-1 CLASS A CERTIFICATE INTEREST" means each interest in the Class A Certificates acquired by CRC or a Liquidity Provider.

                  "SERIES 1997-1 CLASS A PURCHASE LIMIT" means, as of any date, $117,000,000 (or, if less, the aggregate amount of Commitments of all Liquidity Providers who as of such date are party to this Agreement), as such amount shall have been reduced pursuant to Section 2.04 hereof.

                  "SERIES 1997-1 SUPPLEMENT" means the Series 1997-1 Supplement dated as of the date hereof among the Seller, the Servicer and the Trustee.

                  "TERM" means, with respect to each Commitment, the Initial Term and each Extension Term as provided in Section 2.07.

                  Section 1.02. OTHER DEFINITIONAL PROVISIONS. (a) All accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not completely defined, shall have the respective meanings given to them under GAAP or regulatory accounting principles, as applicable and in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained herein shall control.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" means "including without limitation".

                  (c) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms, and to the masculine as well as the feminine and neuter genders, of such terms.

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                   ARTICLE II

                             THE PURCHASE; INCREASES


                  Section 2.01. THE PURCHASE. (a) Subject to the satisfaction of the conditions precedent set forth in Article IV, CRC may, in its sole discretion, make the Purchase in accordance with the procedures set forth in
Section 2.05 hereof.

                  (b) If CRC shall elect not to make the Purchase on the Purchase Date, the Liquidity Providers shall, subject to the satisfaction of the conditions precedent set forth in Article IV, make the Purchase in accordance with the procedures set forth in Section 2.05 hereof. Each Liquidity Provider's share of the Purchase Price for the Purchase shall be an amount equal to its Liquidity Provider Commitment Percentage of the Purchase Price.

                  (c) Under no circumstances shall CRC or the Liquidity Providers make the Purchase on any day if, as a result thereof, (i) the Class A Invested Amount would exceed the Series 1997-1 Class A Purchase Limit or (ii) any Liquidity Provider's ratable interest in the Class A Invested Amount would exceed such Liquidity Provider's Commitment.

                  Section 2.02. INCREASES. (a) CRC may, in its sole discretion, from time to time during the period from the date of this Agreement to the last day of the Revolving Period, upon the request of the Seller (with a copy of such request delivered to the Trustee) and subject to the satisfaction of the conditions precedent set forth in Article IV, fund increases of the Class A Invested Amount (each such increase, an "INCREASE"), and, upon so funding an Increase, shall acquire Series 1997-1 Class A Certificate Interests in an amount corresponding to the amount of such Increase.

                  (b) If CRC elects not to fund a requested Increase, each Liquidity Provider shall, during the Term applicable to such Liquidity Provider, upon the request of the Seller and subject to the satisfaction of the conditions precedent set forth in Article IV, (i) fund its Liquidity Provider Commitment Percentage of the amount of such requested Increase and (ii) acquire CRC's Series 1997-1 Class A Certificate Interest pursuant to Section 2.06. If any Liquidity Provider receives a request from the Seller in accordance with the preceding sentence during the Term applicable to such Liquidity Provider, such Liquidity Provider shall thereafter during the Revolving Period upon each subsequent request of the Seller and subject to the satisfaction of the conditions precedent set forth in Article IV fund its Liquidity Provider Commitment Percentage of the amount of each requested Increase.

                  (c) Under no circumstances shall CRC or the Liquidity Providers fund any Increase to the extent that, after giving effect to such Increase on any day, (i) the Class A

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

Invested Amount would exceed the Series 1997-1 Class A Purchase Limit or (ii) any Liquidity Provider's ratable interest in the Class A Invested Amount would exceed such Liquidity Provider's Commitment.

                  Section 2.03. CLASS A CERTIFICATES. On the Purchase Date, on each date on which an Increase in the Class A Invested Amount is funded hereunder and on each date on which each of the Class A Invested Amount and the Series 1997-1 Class A Purchase Limit is reduced, a duly authorized officer or employee of the Program Agent shall make appropriate notations in its books and records of the Purchase Price or the amount of such Increase or the amount of such reduction, as applicable. Each of the Servicer, the Seller and the Trustee hereby authorizes each duly authorized officer and employee of the Program Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be PRIMA FACIE evidence of the accuracy of the information so recorded and shall be binding on the Servicer, the Seller and the Trustee absent manifest error.

                  Section 2.04. REDUCTIONS TO THE SERIES 1997-1 CLASS A PURCHASE LIMIT. The Seller may, from time to time, upon at least 10 Business Days' prior written notice to the Program Agent and the Trustee, elect to reduce the Series 1997-1 Class A Purchase Limit by an amount up to the difference between the Series 1997-1 Class A Purchase Limit at such time and the Class A Invested Amount at such time. Any such reduction shall be permanent and shall reduce the Commitments of the Liquidity Providers hereunder ratably in accordance with the Liquidity Provider Commitment Percentages immediately prior to such reduction.

                  Section 2.05. PROCEDURES FOR MAKING THE PURCHASE AND INCREASES. (a) NOTICE OF THE PURCHASE AND INCREASES. The Purchase and each Increase shall occur on a Business Day and shall be made or funded on notice from the Seller (substantially in the form of Exhibit B hereto, in the case of the Purchase, or Exhibit C hereto, in the case of an Increase) to the Program Agent, to be received by the Program Agent not later than 1:00 p.m. (New York City time) on, in the case of the Purchase, unless such Purchase Date is December , 1997, the third Business Day (or such shorter time as may be agreed to by the Seller and the Program Agent), immediately preceding the Purchase Date or, in the case of an Increase, on the Business Day immediately preceding the date of such Increase (with a copy provided to the Trustee); PROVIDED that, if the Class A Certificate Rate for the initial Interest Period for the resulting Increase is the Assignee Rate to be calculated at a rate based on the Adjusted Eurodollar Rate, then such notice must be received not later than 1:00 p.m. (New York City time) on the third Business Day next preceding the date of such Increase. Each notice shall specify the Purchase Price or the amount of the Increase (in each case, not to be less than $1,000,000) and the Purchase Date or the date of the Increase. The Program Agent shall promptly notify the Seller and each Liquidity Provider if CRC elects in its discretion not to make the Purchase or fund an Increase.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  (b) DELIVERY OF THE CLASS A CERTIFICATES. On the Purchase Date, the Seller will deliver to the Program Agent, on behalf of the Purchaser, the Class A Certificates dated the Purchase Date, duly executed by the Transferor, registered in the name of the Purchaser and duly authenticated in accordance with the provisions of the Pooling and Servicing Agreement, against delivery by the Program Agent, on behalf of the Purchaser, to the Seller, of the Purchase Price.

                  (c) FUNDING OF THE PURCHASE AND INCREASES. On the Purchase Date and any date on which an Increase is funded, CRC or the Liquidity Providers, as applicable, shall, upon satisfaction of the applicable conditions set forth in Article IV, deposit in the Program Agent's Account, (i) in the case of CRC, the Purchase Price or amount of the Increase or (ii) in the case of each Liquidity Provider, its Liquidity Provider Commitment Percentage of the Purchase Price or amount of the Increase, in each case in same day funds, and after receipt by the Program Agent of such funds, the Program Agent will deposit the same into the Seller's Account.

                  (d) The Seller shall establish a special account designated under the account name "The El-Bee Receivables Corporation, Series 1997-1 Class A" maintained with Citibank, N.A. in New York, New York, which account (the "SELLER'S ACCOUNT") shall be under the sole dominion and control of the Seller.

                  (e) The Program Agent shall establish and maintain in its own name, on behalf and for the benefit of CRC (for so long as CRC or any Liquidity Provider is a holder of Class A Certificates), with Citibank, N.A. in New York, New York a segregated account accessible only by the Program Agent (the "PROGRAM AGENT'S ACCOUNT"), which shall be identified as "Program Agent's Account for the Elder-Beerman Master Trust, Series 1997-1 Class A" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of CRC, as holder of Class A Certificates.

                  Section 2.06. ASSIGNMENTS BY CRC TO LIQUIDITY PROVIDERS. (a) In addition to the obligations of the Liquidity Providers pursuant to Section 2.02(b), on any date during the Term (including any date on which CRC has elected in its discretion not to fund an Increase hereunder pursuant to Section 2.02), CRC may, in its sole discretion, upon written notice given to the Program Agent and the Seller, assign to the Liquidity Providers (in accordance with their respective Liquidity Provider Commitment Percentages), and the Liquidity Providers shall purchase, all of the right, title and interest in all Series 1997-1 Class A Certificate Interests which are then owned by CRC at a purchase price (the "CERTIFICATE PRICE") equal to the aggregate Class A Invested Amount plus all accrued and unpaid interest thereon and all other amounts payable to CRC under the Transaction Documents. Each such notice of purchase shall be given no later than 12:00 noon (New York City time) on the Business Day of


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT such purchase, shall be sent by telecopier, telex or cable to all Liquidity Providers concurrently, and shall specify the date of such purchase. Prior to 3:00 p.m. (New York City time) on the date of such purchase, each Liquidity Provider shall pay the Program Agent for the account of CRC in immediately available funds in U.S. Dollars, by depositing to an account designated by the Program Agent in New York City, an amount equal to the product of such Certificate Price times the Liquidity Provider Commitment Percentage of such Liquidity Provider. Such assignment of Series 1997-1 Class A Certificate Interests shall be made by CRC upon receipt of consideration (in cash) from the Liquidity Providers.

                  (b) Upon the assignment described in subsection (a) above, (i) all Series 1997-1 Class A Certificate Interests previously owned by CRC and so assigned shall become Series 1997-1 Class A Certificate Interests owned by the Liquidity Providers, (ii) the Program Agent will present the Class A Certificates to the Trustee for transfer to the Liquidity Providers and the Trustee shall register new Class A Certificates in the name of the Liquidity Providers and deliver the same to the Program Agent who shall make appropriate notations in its books and records of such assignment and (iii) the Program Agent shall, to the extent provided under the Series 1997-1 Supplement, pay to CRC on the date of such assignment if such assignment occurs on a Distribution Date, or on the next succeeding Distribution Date, out of Collections available for such payments as provided in the Series 1997-1 Supplement, any Breakage Costs.

                  (c) The assignment of the Series 1997-1 Class A Certificate Interests and the Class A Certificates from CRC to the Liquidity Providers pursuant to this Section 2.06 shall be without recourse or warranty, express or implied, except that such Series 1997-1 Class A Certificate Interests and the Class A Certificates are free and clear of Liens created by or arising as a result of claims against the Program Agent or CRC. Nothing in this Section 2.06 shall be deemed to limit any rights of CRC under any other provisions of this Agreement to assign its right, title to and interest in and to any portion of the Series 1997-1 Class A Certificate Interests or the Class A Certificates owned by it.

                  Section 2.07. TERM. The Initial Term of each Liquidity Provider Commitment hereunder shall be for a period commencing on the date such Liquidity Provider enters into this Agreement and, subject to any earlier termination under Section 8.08, ending on the date that is 364 days after the date of this Agreement. No earlier than 30 days, but no later than 20 days, prior to the expiration of the Initial Term or any Extension Term, the Program Agent may request an extension of such Term (such extended period being an "EXTENSION TERM") and each Liquidity Provider may, in its sole and absolute discretion, extend its Commitment by delivering to the Program Agent a written notice of such Liquidity Provider's agreement to extend, which each Liquidity Provider shall deliver to the Program Agent no later than 10 days after such Liquidity Provider receives any such request for extension; PROVIDED, HOWEVER, that any such extension shall be ineffective if an Early Amortization Event has occurred and is

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT continuing at the time of the proposed commencement of such Extension Term. Failure of a Liquidity Provider to deliver a notice of such Liquidity Provider's intent to grant an Extension Term shall be deemed to be an election by such Liquidity Provider not to grant an Extension Term. Unless otherwise agreed by the Program Agent, if less than all of the Liquidity Providers have elected to grant an Extension Term and the Program Agent has been unable to replace after reasonable efforts any Liquidity Provider which has declined to grant an Extension Term, such request for an Extension Term shall be withdrawn and the Program Agent will so notify the Liquidity Providers and the Seller prior to the day on which the Term expires.


                                   ARTICLE III

                            FEES AND YIELD PROTECTION

                  Section 3.01. FEES. The Seller shall pay to the Program Agent such fees for its own account and for the account of CRC, and the Liquidity Providers in such amounts and at such times as set forth in the Fee Letter.

                  Section 3.02. INCREASED COSTS. (a) If, due to either (i) the introduction or any change in or in the interpretation of any law or regulation (other than any change by way of imposition or increase of reserve requirements included in determining the Adjusted Eurodollar Rate) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case occurring after the Purchase Date, there shall be any increase in the cost, on an after-tax basis, to any Affected Person of any commitment to make the Purchase or to fund Increases or otherwise to maintain the investment in the Class A Certificates or Series 1997-1 Class A Certificate Interests in respect of which the Class A Certificate Rate is the Assignee Rate determined by reference to the Adjusted Eurodollar Rate (excluding for purposes of this Section 3.02 any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 3.03 will govern) and (B) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state (or any political subdivision thereof) under the laws of which such Affected Person is organized or in which it is otherwise doing business) then the Seller shall from time to time, upon demand by such Affected Person (with a copy of such demand to the Program Agent), promptly pay to the Program Agent, for the account of such Affected Person (as a third party beneficiary), additional amounts sufficient to compensate such Affected Person for such increased cost. Such demand shall be accompanied by a reasonably detailed statement as to the amount of such compensation and include a summary of the basis for such demand. A certificate as to such amounts submitted to the Seller and the Program Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  (b) If (i) the introduction of or change in or in the interpretation of any law or regulation, (ii) compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case occurring after the Purchase Date, affects or would affect the amount of capital required or expected to be maintained by any Affected Person, or any corporation controlling any Affected Person, and that the amount of such capital is increased by or based upon the existence of such Affected Person's commitment to make the Purchase or fund Increases or otherwise to maintain its investment in the Class A Certificates or Series 1997-1 Class A Certificate Interests, then, upon demand to the Seller by such Affected Person (with a copy of such demand to the Program Agent) the Seller shall promptly pay to the Program Agent for the account of such Affected Person (as a third party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person, in light of the circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of such Affected Person's commitment to make the Purchase or fund Increases or otherwise maintain its investment in the Class A Certificates or Series 1997-1 Class A Certificate Interests. Such demand shall be accompanied by a reasonably detailed statement as to the amount of such compensation and include a summary of the basis for such demand. A certificate as to such amounts submitted to the Seller and the Program Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Each Affected Person will promptly notify the Seller and the Program Agent of any event of which it has knowledge which is reasonably likely to entitle such Affected Person to compensation pursuant to this Section 3.02; PROVIDED, HOWEVER, that no failure to give or delay in giving such notification shall adversely affect the rights of such Affected Person to such compensation.

                  Section 3.03. TAXES. (a) Except as provided in subsection (g) below, any and all payments and deposits hereunder or under any other Transaction Document to or for the benefit of any Affected Person (including any payments or deposits made by the Servicer) shall be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Affected Person, taxes imposed on, or measured by reference to, its overall net income or net profits (and franchise taxes imposed in lieu thereof) by any of (i) the United States or any state thereof, (ii) the jurisdiction under the laws of which such Affected Person is organized or in which it is otherwise doing business or (iii) any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments and deposits hereunder being hereinafter referred to as "TAXES"). In addition to, without duplication, the Seller's indemnity obligations under Section 7.03 of the Pooling and Servicing Agreement, if the Seller, the Parent, the Trust


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                                       12

or the Trustee shall be required by law to deduct or pay any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any other Transaction Document or any instrument delivered hereunder or thereunder, to or for the benefit of any Affected Person, except as provided in subsection (g) below, (i) the Seller shall increase the sum payable by it, the Parent, the Trust or the Trustee, as the case may be, as may be necessary so that after making all required deductions or payments (including deductions or payments applicable to additional sums required to be paid or deposited under this
Section 3.03) the amount received by the relevant Affected Person, or otherwise deposited hereunder or thereunder, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (ii) the Seller shall make such deductions or payments, or cause such deductions or payments to be made, and (iii) the Seller shall pay or cause to be paid the full amount deducted or payable to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Seller shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment or deposit made under any Transaction Document or from the execution, delivery or registration of, performing under, or otherwise with respect to, any Transaction Document (hereinafter referred to as "OTHER TAXES").

                  (c) The Seller will indemnify each Affected Person for and hold it harmless against the full amount of Taxes and Other Taxes as well as for the full amount of any net increase in taxes of any kind imposed by any jurisdiction on amounts payable under this Section 3.03, imposed on or paid by such Affected Person (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or required to be paid with respect thereto. This indemnification shall be made within 30 days from the date such Affected Person makes written demand therefor to the Program Agent and the Seller. A certificate as to the amount of such indemnification submitted to the Seller and the Program Agent by such Affected Person setting forth the calculation thereof in reasonable detail shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Within 30 days after the date of any payment of Taxes, the Seller or the Trustee (as the case may be) shall furnish to the Program Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder by or on behalf of the Seller through an account or branch outside the United States or by or on behalf of the Seller by a payor that is not a United States person, if the Seller determines that no Taxes are payable in respect thereof, the Seller shall furnish, or shall cause such payor to furnish, to the Program Agent, at such address, an Opinion of Counsel acceptable to the Program Agent stating that such payment is exempt from Taxes. For purposes of these Sections 3.03(d) and 3.03(f), the terms "UNITED STATES" and "UNITED STATES PERSON" have the meanings specified in Section 7701 of the Code.


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                                       13

                  (e) Notwithstanding the foregoing and any other provisions of this Section 3.03, obligations of the Trustee, if any, under this Section 3.03 shall be payable only out of the Trust Assets.

                  (f) Each Liquidity Provider that is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement or on the date of the assignment and acceptance pursuant to which it became a Liquidity Provider, as applicable, and from time to time thereafter as requested in writing by the Seller or the Program Agent, provide (but only so long thereafter as such Liquidity Provider remains lawfully able to do so) each of the Seller and the Program Agent with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Liquidity Provider is exempt from United States withholding tax or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement. If the form provided by a Liquidity Provider at the time such Liquidity Provider first becomes a party to this Agreement indicates a United States interest withholding tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Liquidity Provider provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall only be considered excluded from taxes for periods governed by such form. If any form or document referred to in this subsection (f) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service forms 1001 or 4224, that the Liquidity Provider reasonably considers to be confidential, the Liquidity Provider shall give notice thereof to the Seller and the Program Agent and shall not be obligated to include in such form or document such confidential information.

                  (g) For any period with respect to which a Liquidity Provider has failed to provide the Seller and the Program Agent with the appropriate form described in subsection (f) above (OTHER THAN if such failure is due to a change in law occurring after the date on which a form originally was required to be provided by such Liquidity Provider or if such form otherwise is not required under subsection (f) above), the Seller shall not be required to make any additional payments under subsection (a) above nor shall such Liquidity Provider be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Liquidity Provider become subject to Taxes because of its failure to deliver a form required hereunder, the Seller shall take such steps as such Liquidity Provider shall reasonably request to assist such Liquidity Provider to recover such Taxes.

                  (h) Notwithstanding anything to the contrary herein, following a final determination or Opinion of Counsel based on a Change in Tax Law that the Trust will be


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


                                       14

treated as a partnership for federal income tax purposes, the Seller or the Trustee shall be entitled to withhold any amounts required to be withheld with respect to an Affected Person under Section 1446 of the Code ("SECTION 1446 AMOUNTS") and to pay or cause such amounts to be paid to the relevant taxation authority as authorized in accordance with applicable law, and such amounts shall be deemed to have been paid to the Affected Person for all purposes of this Agreement, including Section 3.03(a). If a Section 1446 Amount is withheld with respect to an Affected Person for a taxable period other than one with respect to which such Affected Person as of the date of withholding has filed or was required to file a U.S. federal income tax return, the Trustee shall (i) promptly provide the Affected Person with appropriate written evidence reflecting the amount of and the basis for such withholding and (ii) pay to such Affected Person such additional interest as may accrue on such Section 1446 Amount from the date such amount was deemed paid to the Affected Person hereunder through the due date of the first federal income tax return (treating any required payment of estimated tax as a United States federal income tax return for such purpose) on which such Affected Person is able to take into account or otherwise request a credit or refund of such Section 1446 Amount, at a rate equal to the interest rate that would otherwise be applicable to the principal amount of the relevant Class A Certificates.

                  Section 3.04. COST AND EXPENSES. (a) In addition to the rights of indemnification granted to the Indemnified Parties pursuant to Section 7.03 of the Pooling and Servicing Agreement, the Seller agrees to pay on demand (i) all costs and expenses (including reasonable fees and expenses of counsel) of the Trustee, the Program Agent, CRC and any general partner, limited partner or shareholder of CRC in connection with the arrangement, preparation, execution, delivery, closing, administration, modification, amendment, extension or waiver of the Transaction Documents (including (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the reasonable fees and expenses of counsel for the Program Agent with respect thereto (including with respect to advising the Program Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Transaction Documents, with respect to negotiations with the Parent, the Transferor, the Servicer or any Originator or with other creditors of any such Person or any of its Subsidiaries arising out of any Early Amortization Event or Servicer Default, or any event or circumstance that may give rise to an Early Amortization Event or Servicer Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto), and (C) all other costs and expenses in connection therewith incurred by CRC or any general or limited partner or shareholder of CRC, including the reasonable fees and out-of-pocket expenses of counsel for CRC or any counsel for any general or limited partner or shareholder of CRC with respect to (1) advising CRC or any general or limited partner or shareholder of CRC as to its rights and remedies under the Transaction Documents or (2) advising CRC or any general or limited partner or shareholder of CRC as to


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT treated as a partnership for federal income tax purposes, the Seller or the Trustee shall be entitled to withhold any amounts required to be withheld with respect to an Affected Person under Section 1446 of the Code ("SECTION 1446 AMOUNTS") and to pay or cause such amounts to be paid to the relevant taxation authority as authorized in accordance with applicable law, and such amounts shall be deemed to have been paid to the Affected Person for all purposes of this Agreement, including Section 3.03(a). If a Section 1446 Amount is withheld with respect to an Affected Person for a taxable period other than one with respect to which such Affected Person as of the date of withholding has filed or was required to file a U.S. federal income tax return, the Trustee shall (i) promptly provide the Affected Person with appropriate written evidence reflecting the amount of and the basis for such withholding and (ii) pay to such Affected Person such additional interest as may accrue on such Section 1446 Amount from the date such amount was deemed paid to the Affected Person hereunder through the due date of the first federal income tax return (treating any required payment of estimated tax as a United States federal income tax return for such purpose) on which such Affected Person is able to take into account or otherwise request a credit or refund of such

                  (b) If the Parent, the Seller, the Servicer or any Originator fails to pay when due any costs, expenses or other amounts payable by it under any Transaction Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Person by the Program Agent or any Liquidity Provider, in its sole discretion.

                  Section 3.05. SHARING OF PAYMENTS, ETC. If any Liquidity Provider shall obtain at any time any payment or other recovery (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of any Obligation due and payable to such Liquidity Provider hereunder (other than pursuant to Section 3.02, 3.03 or 3.04 of this Agreement) which is in excess of its PRO RATA share (according to the proportion of (i) the amount of such Obligations due and payable to such Liquidity Provider at such time to (ii) the aggregate amount of such Obligations due and payable to all Liquidity Providers hereunder at such time) of payments on account of the Obligations due and payable to all Liquidity Providers hereunder at such time obtained by all Liquidity Providers at such time or (b) on account of Obligations owing (but not due and payable) to such Liquidity Provider hereunder at such time in excess of its PRO RATA share (according to the proportion of (i) the amount of such Obligations owing to such Liquidity Provider at such time to
(ii) the aggregate amount of such Obligations owing (but not due and payable) to all Liquidity Providers hereunder at such time) of payments on account of the Obligations owing (but not due and payable) to all Liquidity Providers hereunder at such time obtained by all Liquidity Providers at such time, such Liquidity Provider shall forthwith purchase from the other Liquidity Providers such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Liquidity Provider to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Liquidity Provider, such purchase from each other Liquidity Provider shall be rescinded and such other Liquidity


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


                                       16

Provider shall repay to the purchasing Liquidity Provider the purchase price to the extent of such Liquidity Provider's ratable share (according to the proportion of (i) the purchase price paid to such Liquidity Provider to (ii) the aggregate purchase price paid to all Liquidity Providers) of such recovery together with an amount equal to such Liquidity Provider's ratable share (according to the proportion of (i) the amount of such other Liquidity Provider's required repayment to (ii) the total amount so recovered from the purchasing Liquidity Provider) of any interest or other amount paid or payable by the purchasing Liquidity Provider in respect of the total amount so recovered. The Seller agrees that the Liquidity Provider so purchasing a participation from another Liquidity Provider pursuant to this Section 3.05 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Liquidity Provider were the direct creditor of the Trust in the amount of such participation.


                                   ARTICLE IV

             CONDITIONS PRECEDENT TO THE PURCHASE AND ALL INCREASES

                  Section 4.01. CONDITIONS PRECEDENT TO INITIAL PURCHASE. The making of the Purchase hereunder is subject to the following conditions precedent:

                  (a) The Bankruptcy Court shall have entered an order or orders confirming the Plan of Reorganization, such order or orders shall have not been judicially stayed and such order or orders shall be satisfactory in form and substance to the Program Agent.

                  (b) The Parent shall not have waived any material condition of the Plan of Reorganization without the consent of the Program Agent and all material changes and deviations in the Plan of Reorganization from the Current Plan shall be satisfactory in form and substance to the Program Agent.

                  (c) The Plan of Reorganization shall be substantially consummated (or will be substantially consummated with the distributions required to be made with the proceeds of the drawings under the Credit Agreement and the proceeds of the Purchase hereunder).

                  (d) The Collateral Investors shall have purchased the Collateral Investor Certificates in accordance with the provisions of the Loan Agreement.


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                                       17

                  (e) The Program Agent shall have received on or before the Purchase Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Program Agent:

                           (i) Certified copies of the resolutions of the Board
                  of Directors of the Parent, the Servicer, each other Originator, the Seller and the Trustee approving each Transaction Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to each Transaction Document.

                           (ii) A copy of (A) the charter of the Parent, the
                  Servicer, each other Originator and the Seller and each amendment thereto, certified (as of a date reasonably near the Purchase Date) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof and (B) a certified true and correct copy of the charter of the Parent as filed with the Secretary of State of Ohio on the Purchase Date.

                           (iii) A copy of a certificate of the Secretary of
                  State of the jurisdiction of its incorporation, dated reasonably near the Purchase Date, certifying that (A) the Seller has paid all franchise taxes to the date of such certificate and (B) the Parent, the Servicer, each other Originator and the Seller are in good standing under the laws of the jurisdiction of its incorporation.

                           (iv) A certificate of the Parent, the Servicer, each
                  other Originator and the Seller, signed on behalf of the Parent, the Servicer, each other Originator and the Seller, respectively, by its President or a Vice President, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase Date), certifying as to (A) the absence of any amendments to its charter since the date of the certificate referred to in Section 4.01(e)(ii), (B) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the Purchase Date, (C) its due incorporation and good standing as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for its dissolution or liquidation, (D) the truth of its representations and warranties contained in the Transaction Documents as though made on and as of the Purchase Date and (E) the absence of any event occurring and continuing, or resulting from the Purchase, that constitutes, or with notice or the lapse of time would constitute, an Early Amortization Event or a Termination Event (as defined in the Purchase Agreements).


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                           (v) A certificate of the Secretary or an Assistant
                  Secretary (or, in the case of the Trustee, an Assistant Treasurer) of the Parent, the Servicer, each other Originator, the Seller and the Trustee certifying the names and true signatures of the officers of the Parent, the Servicer, each other Originator, the Seller and the Trustee, respectively, authorized to sign the Transaction Documents to which such Person is a party and any other documents contemplated hereunder or thereunder, and appropriately evidencing the incumbency of such officers and such Secretary or Assistant Secretary.

                           (vi) A certificate of the Trustee, signed on its
                  behalf by its President or a Vice President or any Assistant Treasurer, dated the Purchase Date (the statements made in which certificate shall be true on and as of the Purchase
                  Date), certifying as to (A) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the Purchase Date and (B) the due authentication of the Class A Certificates.

                           (vii) A favorable opinion of Jones, Day, Reavis &
                  Pogue, counsel for the Parent, the Servicer, each other Originator and the Seller, in form and substance satisfactory to the Program Agent which shall include, without limitation,
                  (A) an opinion as to the perfection of the transfers of the Receivables, (B) an opinion as to enforceability and (C) a general corporate opinion.

                           (viii) A favorable opinion of Jones, Day, Reavis &
                  Pogue, counsel for the Parent, the Servicer, each other Originator and the Seller, in form and substance satisfactory to the Program Agent which, shall include (A) a "true sale" opinion with respect to the sales of Receivables from each Originator to the Seller or another Originator, as the case may be, and (B) an opinion relating to the likelihood of a substantive consolidation of any Originator with the Seller.

                           (ix) A favorable opinion of Jones, Day, Reavis &
                  Pogue, counsel for the Parent, the Servicer, each other Originator and the Seller in form and substance acceptable to the Program Agent with regard to tax matters, including Federal, Ohio and New York tax matters and to the effect set forth in the first sentence of Section 3.07 of the Pooling and Servicing Agreement.

                           (x) A favorable opinion of Seward & Kissel, counsel
                  for the Trustee, in form and substance satisfactory to the Program Agent.

                           (xi) A favorable opinion of Shearman & Sterling,
                  counsel for the Program Agent, in form and substance satisfactory to the Program Agent.


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

                           (xii) Stamped-receipt copies or other evidence of
                  filing of proper financing statements covering the Receivables, naming the applicable Originator as seller/debtor, the Seller or another Originator, as the case may be, as purchaser/secured party and the Trustee or Seller, as the case may be, as assignee, or other similar instruments or documents, as may be necessary or, in the opinion of the Program Agent, desirable under the UCC of any appropriate jurisdiction or other applicable law to perfect the Seller's first priority interest in the Receivables and the assignment thereof by the Seller to the Trustee.

                           (xiii) Stamped-receipt copies or other evidence of
                  filing of proper financing statements covering the Receivables and the other Trust Assets, naming the Seller as seller/debtor and the Trustee as purchaser/secured party, or other similar instruments or documents, as may be necessary or, in the opinion of the Program Agent, desirable under the UCC of any appropriate jurisdiction or other applicable law to perfect the Trustee's first priority interest in the Trust Assets.

                           (xiv) Copies of proper financing statements (Form
                  UCC-3) and other documents to be duly filed on or about the Purchase Date, if any, necessary to release all security interests and other rights of any Person in the Receivables granted by any Originator or the Seller other than to the Trustee or the secured parties under the Collateral Documents (as defined in the Credit Agreement).

                           (xv) Certified copies of completed requests for
                  information or a similar search report certified by a party acceptable to the Program Agent dated a date reasonably near the Purchase Date, listing all effective financing statements which name as debtor any Originator or the Seller (under such Originator's or Seller's present name and any previous name) and which are filed in the jurisdictions in which filings were made pursuant to Sections 4.01(e)(xii) and 4.01(e)(xiii) together with copies of such financing statements (none of which (except those with respect to which releases have been obtained pursuant to Section 4.01(e)(xiv) above) shall cover any property which may be Receivables or Collections).

                           (xvi) A Collection Account Letter substantially in
                  the form of Exhibit E to the Pooling and Servicing Agreement, in respect of each Collection Account maintained by the Servicer, duly executed by each Person with whom such Collection Account is maintained.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                           (xvii) An executed subordinated note substantially in
                  the form of Exhibit A to the Purchase Agreement between the Seller and The El-Bee Chargit Corp., to be delivered by the Seller thereto.

                           (xviii) The Class A Certificates, delivered in
                  accordance with the provisions of Section 2.05(b).

                           (xix) Evidence that all bank accounts required to be
                  established and maintained under any Transaction Document shall have been established.

                           (xx) Each Transaction Document duly executed by each
                  party thereto.

                           (xxi) Evidence of payment of all related fees and
                  expenses then due and payable in connection with the Transaction Documents.

                  Section 4.02. CONDITIONS PRECEDENT TO THE PURCHASE AND ALL INCREASES. The making of the Purchase hereunder and the funding of each Increase pursuant to Section 2.02 are subject to the conditions precedent that, on the Purchase Date or the date of such Increase, the following statements shall be true (and the acceptance by the Seller of the proceeds of such Purchase or Increase shall constitute a representation and warranty by the Seller that on the Purchase Date or the date of such Increase such statements are true):

                  (a) No event or condition has occurred and is continuing that constitutes, or with notice or lapse of time or both would constitute, a Termination Event (as defined in each of the Purchase Agreements), Early Amortization Event or Servicer Default;

                  (b) The Revolving Period shall not have ended and an Early Amortization Period shall not have occurred and be continuing;

                  (c) The representations and warranties made by the Parent, the Originators, the Transferor and the Servicer in each Transaction Document to which it is a party shall be true and correct in all material respects as if repeated on such date (except only to the extent such representation or warranty is expressly limited to a specific date) with respect to the facts and circumstances then existing;

                  (d) The Pooling and Servicing Agreement, Series 1997-1 Supplement, Purchase Agreements, Parent Undertaking Agreement, Intercreditor Agreement, Loan Agreement and each other Transaction Document shall be in full force and effect;


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  (e) After making the Purchase or funding such Increase, the Class A Invested Amount shall not exceed the Series 1997-1 Class A Purchase Limit on such day;

                  (f) The Program Agent shall have received by 1:00 p.m. (New York City time), on the Purchase Date or the date of such Increase the Daily Report, which shall be prepared on a pro forma basis and shall show that the Seller is in compliance with all of the Transaction Documents (after giving effect to the Purchase or such Increase) to the extent a showing of such compliance is called for in the form thereof;

                  (g) Each Originator shall have delivered to the Seller and the Program Agent the accounts receivable aged trial balance as of the Purchase Date or the date of such Increase of each such Originator (which if in magnetic tape or diskette format shall be compatible with the Seller's, or, if applicable, the Servicer's computer equipment);

                  (h) The Servicer shall have delivered to the Seller, in form and substance satisfactory to the Seller and the Program Agent, a completed Monthly Servicer's Report, together with a listing of the Accounts under which all Receivables subject to each Transfer through the date of such Purchase or Increase have arisen, for the most recently ended reporting period for which such Monthly Servicer's Report as of the Purchase Date or the date of such Increase is required to be delivered pursuant to Section 3.04(b) of the Pooling and Service Agreement and, if the Servicer shall have been given not less than three Business Days' prior written notice, containing such additional information as may be reasonably requested by the Seller and the Program Agent;

                  (i) Each Originator shall have marked its master data processing and computer records relating to the Receivables which are the subject of each Transfer through the date of such Purchase or Increase, and the Accounts under which such Receivables have arisen, with a legend, acceptable to the Program Agent, stating that such Receivables and Collections with respect thereto and other proceeds thereof, have been sold in accordance with the Transaction Documents;

                  (j) The Parent shall have entered into the Swap Agreement and the Cap Agreement, which shall be in form and substance satisfactory to the Program Agent;

                  (k) The Program Agent shall have received any other documentation and opinions required to be delivered with respect to the Transaction Documents and such other approvals, opinions or documents as reasonably requested by the Program Agent with not less than three Business Days' prior written notice;



                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  (l) The combined aggregate notional amount of the Swap Agreement and the Cap Agreement shall be equal to at least the sum of the Class A Invested Amount and the Collateral Invested Amount, in each case after giving effect to such Purchase or Increase; and

                  (m) At any time after the Reserve Account has an initial credit balance equal to or exceeding the Reserve Account Required Balance, the credit balance in the Reserve Account shall be equal to at least the Reserve Account Required Balance.

                  Section 4.03. ADDITIONAL CONDITIONS PRECEDENT. (a) If CRC is the Purchaser, the making of the Purchase and the funding of each Increase is subject to the additional condition precedent that the Program Agent shall not have given notice that CRC will not make the Purchase or fund an Increase.

                  (b) The funding of any Increase is subject to the additional condition precedent that the rating of the senior long-term debt obligations of the Parent shall not be less than (i) BB- if rated by S&P, (ii) Ba3 if rated by Moody's or (iii) a rating equivalent to BB/Ba2 as determined by the Program Agent in its sole judgment in accordance with its customary practices.

                                    ARTICLE V

                                THE PROGRAM AGENT

                  Section 5.01. AUTHORIZATION AND ACTION OF THE PROGRAM AGENT. Each of CRC and each Liquidity Provider hereby appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Program Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

                  Section 5.02. THE PROGRAM AGENT'S RELIANCE, ETC. Neither the Program Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Program Agent under or in connection with the Transaction Documents, except for its or their own gross negligence or wilful misconduct. Without limiting the generality of the foregoing, the Program Agent (a) may consult with independent legal counsel (including counsel for the Trustee, the Seller, the Transferor or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) makes no representation or warranty to the Parent, any Originator, the Seller, the Transferor, the Servicer or any Beneficiary and shall not be

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT responsible to the Parent, any Originator, the Seller, the Transferor, the Servicer or any Beneficiary for any statements, representations or warranties made in or in connection with this Agreement or any of the Transaction Documents, (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of the Trustee, the Seller, the Transferor, any Originator, the Parent or the Servicer or to inspect the property (including the books and records) of the Trust, the Trustee, the Seller, the Transferor, any Originator, the Parent or the Servicer, (d) shall not be responsible to the Parent, any Originator, the Seller, the Transferor, the Servicer or any Beneficiary for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Class A Certificates or any other Transaction Document or the condition or value of any Trust Asset or the creation, perfection or priority of any interest therein created or purported to be created under or in connection with the Transaction Documents (except for the execution by the Program Agent of, and legality, validity and enforceability against the Program Agent of its obligations under, the Transaction Documents to which the Program Agent is a party), and (e) shall incur no liability under or in respect of the Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties; except in each case for gross negligence or wilful misconduct on the part of the Program Agent.

                  Section 5.03. THE PROGRAM AGENT AND AFFILIATES. Citicorp North America, Inc. and its Affiliates (including Citibank, N.A.) may generally engage in any kind of business with the Seller, the Transferor, the Servicer, any Originator or the Parent, any of their respective Affiliates and any Person who may do business with or own securities of the Servicer, any Originator, the Parent or any of their respective Affiliates, all as if Citicorp North America, Inc. were not the Program Agent and without any duty to account therefor to the Parent, any Originator, the Seller, the Transferor, the Servicer or any Beneficiary.

                  Section 5.04. AMENDMENTS, WAIVERS AND CONSENTS. CRC and the Program Agent each reserves the right, in its sole discretion (subject to the next sentence), to exercise any rights and remedies available to the Purchaser or the Program Agent under the Transaction Documents or pursuant to applicable law, and also to agree with the other parties hereto to any amendment, modification or waiver of any Transaction Document, to the extent such Transaction Document provides for, or requires, the Purchaser's or the Program Agent's agreement, which agreements shall be binding on each Beneficiary. Notwithstanding the foregoing, each of CRC and the Program Agent agrees for the benefit of the Liquidity Providers that it shall not, subject to the terms of the Transaction Documents:

                  (a) without the prior written consent of each of the affected Liquidity Providers,


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                           (i) reduce in any manner the amount of, or delay the
                  timing of, distributions to be made to any Series 1997-1 Certificateholder or deposits of amounts to be so distributed, or

                           (ii) reduce any fees payable to the Program Agent or
                  CRC which relate to payments to Liquidity Providers or delay the dates on which such fees are payable, or

                           (iii) modify any provision relating to the Reserve
                  Account, or the amounts required to be deposited therein or extend the Revolving Period, or

                           (iv) release the Parent from its obligations under
                  the Parent Undertaking Agreement, or

                           (v) amend or waive any Termination Event (as defined
                  in any Purchase Agreement) or Early Amortization Event under any Transaction Document relating to the bankruptcy of the Seller, the Transferor, the Servicer or the Parent, or

                  (b) without the prior written consent of the Majority of Series 1997-1 Class A Certificate Interests,

                           (i) amend, modify or waive any provision of any
                  Transaction Document which would impair in any material respect any rights expressly granted to an assignee or participant, or

                           (ii) change the definitions of Express Spread
                  Percentage, Net Loss Percentage, Dilution Ratio, Eligible Receivable, or Eligible Account, or

                           (iii) amend any Early Amortization Event to increase
                  the maximum permitted Net Loss Percentage or Dilution Ratio, or to decrease the minimum permitted Excess Spread Percentage, or

                           (iv) waive violations of the maximum permitted levels
                  for the Net Loss Percentage or Dilution Ratio, or of the minimum permitted level for the Excess Spread Percentage, which violations occur for more than two consecutive months or by more than 10% of such permitted levels for any time, or

                           (v) amend the Series 1997-1 Class A Purchase Limit.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  Section 5.05. LIQUIDITY PROVIDER CREDIT DECISION. Each Liquidity Provider acknowledges that it has, independently and without reliance upon the Program Agent or any other Liquidity Provider and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Liquidity Provider also acknowledges that it will, independently and without reliance upon the Program Agent or any other Liquidity Provider and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.


                                   ARTICLE VI

                                   ASSIGNMENTS

                  Section 6.01. ASSIGNMENT. (a) At any time and from time to time, CRC may, by notice and delivery to the Program Agent of a fully executed assignment and assumption agreement assign all or any portion of its rights and obligations (which portion shall in no event evidence less than $5,000,000 of the Class A Invested Amount then held by CRC or, if less, the entire Class A Invested Amount so held by CRC) hereunder to (i) any securitization company administered by the Program Agent or any of its Affiliates or to any Liquidity Provider or (ii) any other Person, PROVIDED that, in the case of clause (ii),
(A) such Person is an Eligible Assignee and (B) such assignment shall comply with any applicable legal requirements including the Securities Act. The Program Agent shall, promptly upon its receipt of any such notice and assignment and assumption agreement, notify the Transferor, the Servicer and the Trustee of such assignment. The assignee shall, upon the effectiveness of such assignment and assumption agreement and delivery thereof and of such other requested documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of CRC hereunder.

                  (b) At any time and from time to time, any Liquidity Provider may, by notice and delivery to the Program Agent of a fully executed Assignment and Acceptance, assign to any other Person, all or any portion of its Series 1997-1 Class A Certificate Interest or its interest therein (which portion shall in no event evidence less than $5,000,000 of the Class A Invested Amount then held by such Liquidity Provider or, if less, the entire Class A Invested Amount so held by such Liquidity Provider); PROVIDED that (i) such assignee is an Eligible Assignee and (ii) such assignment shall comply with any applicable legal requirements including the Securities Act. Any Liquidity Provider making any such assignment shall provide notice to the Seller and the Servicer thereof. The assignee shall, upon the effectiveness of such Assignment and Acceptance and delivery thereof and of such other requested documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of the assignor hereunder.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  (c) The Program Agent agrees to cooperate with the Transferor to effect any assignment under this Section 6.01, and the Transferor agrees to execute or obtain such other documentation as may be reasonably requested by CRC or any Liquidity Provider in order to effectuate any assignment under this
Section 6.01 (PROVIDED that the Transferor shall not have any obligation to amend any Transaction Document in connection therewith), the costs of such documentation to be borne by CRC or the Liquidity Provider, as appropriate.

                  Section 6.02. RIGHTS OF ASSIGNEE. Upon any assignment in accordance with this Article VI, (a) the assignee receiving such assignment shall have all of the rights of such assignor hereunder with respect to the Class A Certificate or Series 1997-1 Class A Certificate Interest (or portion thereof) or rights associated therewith being assigned and (b) all references to such assignor in the Transaction Documents shall be deemed to apply to such assignee to the extent of its interest therein and in the related Collections.

                  Section 6.03. NOTICE OF ASSIGNMENT. Each assignor shall provide notice to the Seller, the Program Agent and the Trustee of any assignment of any Class A Certificate or Series 1997-1 Class A Certificate Interest (or portion thereof) or rights associated therewith by such assignor to any assignee.

                  Section 6.04. REGISTER. The Program Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Liquidity Providers and the Commitment of each Liquidity Provider from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Seller, the Program Agent, the Trustee and the Liquidity Providers may treat each Person whose name is recorded in the Register as a Liquidity Provider hereunder for all purposes of the Transaction Documents. The Register shall be available for inspection by the Seller, the Parent, the Trustee or any Liquidity Provider at any reasonable time and from time to time upon reasonable prior notice.

                  Section 6.05. RESTRICTIONS ON ASSIGNMENTS AND PARTICIPATIONS. Notwithstanding any provision of this Agreement to the contrary, neither CRC nor any Liquidity Provider shall assign any of its rights or obligations hereunder to any Person (other than an assignment by CRC to a Liquidity Provider) that is not a United States Person (as defined in Section 7701(a)(30) of the Internal Revenue Code) unless such Person shall have provided the Seller and the Program Agent with two original Internal Revenue Service forms 1001 or 4224 (or a successor form certifying that the income from the Class A Certificates is effectively connected with the conduct of such Person's trade or business in the United States or that such income is exempt from withholding under an applicable tax treaty). Notwithstanding Sections 6.01 and 7.01, neither CRC nor any Liquidity Provider shall be entitled to assign (or sell participations in) all or any portion of its rights and obligations hereunder to (i) a partnership, grantor trust
                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT or S corporation, as such terms are defined in the Internal Revenue Code or (ii) any Person if, following such assignment or sale to such other Person, the Trust would have more than 100 beneficial owners of Certificates (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)). Notwithstanding the preceding sentence, CRC and each Liquidity Provider shall be entitled to assign (or sell a participation in) its rights and obligations hereunder to a partnership that is a securitization company managed by Citicorp North America, Inc., PROVIDED that the Seller receives evidence reasonably satisfactory to it that such sale or assignment will not cause the Trust to have at any time more than 100 beneficial owners (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)).


                                   ARTICLE VII

                                 PARTICIPATIONS

                  Section 7.01. PARTICIPATIONS. At any time and from time to time any Liquidity Provider may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Series 1997-1 Class A Certificate Interests owned by it); PROVIDED, HOWEVER, that (i) such Liquidity Provider's obligations under this Agreement (including its Commitment) shall remain unchanged, (ii) such Liquidity Provider shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Seller, the Program Agent, CRC and the other Liquidity Providers shall continue to deal solely and directly with such Liquidity Provider in connection with the rights of such Liquidity Provider and the obligations of such Liquidity Provider under this Agreement and (iv) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Transaction Document, or any consent to any departure by any Person therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Class A Certificates or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Class A Certificates or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Receivables. Anything herein to the contrary notwithstanding, the Seller shall not, at any time, be obligated to pay to any Liquidity Provider any sum in excess of the sum the Seller would have been obligated to pay to such Liquidity Provider hereunder if such Liquidity Provider had not sold any participation in its rights and obligations under this Agreement.




                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  Section 8.01. AMENDMENTS, ETC. Subject to Section 5.04, no amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any waiver or consent shall be effective only if signed by the party waiving any right, in the specific instance and for the specific purpose for which given.

                  Section 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Articles II and III shall not be effective until received. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the next following Business Day.

                  Section 8.03. NO WAIVER; REMEDIES; SET-OFF. No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, the Program Agent and each Liquidity Provider is hereby authorized by the Seller at any time and from time to time after the occurrence and during the continuance of an Early Amortization Event, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Program Agent and each Liquidity Provider to or for the credit or the account of the Seller against any and all of the Obligations of the Seller now or hereafter existing, to the Program Agent, any Liquidity Provider, any Affected Person or CRC, or their respective successors and assigns, irrespective of whether such Person shall have made any demand under any Transaction Document and although such Obligations may be unmatured; PROVIDED, HOWEVER, that no such Person shall exercise any such right of set-off


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT without the prior written consent of the Program Agent. Each set-off by CRC or any Liquidity Provider under this Section 8.03 against the Class A Invested Amount shall reduce the Class A Invested Amount accordingly.

                  Section 8.04. BINDING EFFECT; SURVIVAL. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section
6.01. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until one year and one day after the earlier of the date on which all Obligations are indefeasibly paid in full or the date on which the Trust shall terminate in accordance with the Pooling and Servicing Agreement. The provisions of Article III shall be continuing and shall survive any termination of this Agreement.

                  (b) A Liquidity Provider shall become a party hereto (i) by executing and delivering to the Program Agent a counterpart of the signature page to this Agreement or (ii) in accordance with the procedures set forth in
Article VI hereof. Thereupon, upon acceptance and recording by the Program Agent in the Register, such Liquidity Provider shall become a party to this Agreement from and after the date of execution of such signature page. Liquidity Providers may become parties hereto at different times and from time to time in accordance with the foregoing procedure.

                  Section 8.05. NO PROCEEDINGS. Each of CRC, the Seller (on its own behalf and on behalf of its Affiliates), the Trustee, Citicorp North America, Inc., individually and as Program Agent, and each Liquidity Provider hereby agrees that it will not institute against CRC, or join any other Person in instituting against CRC, any case or proceeding of the type referred to in the definition of "INSOLVENCY EVENT" so long as any CP Notes issued by CRC shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such CP Notes shall have been outstanding. The foregoing shall not limit the right of CRC, the Seller, the Trustee, Citicorp North America, Inc., individually or as the Program Agent, or any Liquidity Provider to file any claim in or otherwise take any action with respect to any such case or proceeding that was instituted against CRC by any Person other than CRC, the Seller, the Trustee, Citicorp North America, Inc., individually or as the Program Agent, or any Liquidity Provider.

                  Section 8.06. CAPTIONS AND CROSS REFERENCES. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

                  Section 8.07. INTEGRATION. This Agreement, together with the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT hereto with respect to the subject matter hereof and, together with all the other Transaction Documents, shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  Section 8.08. REPLACEMENT OF LIQUIDITY PROVIDERS. So long as CRC or any securitization company administered by the Program Agent or any of its Affiliates is a Purchaser, the Program Agent shall have the right, in its sole discretion, to terminate the rights and obligations of any or all Liquidity Providers to make the Purchase or fund Increases in the event that the applicable rating of such Liquidity Provider shall be downgraded below that described in the definition of "Eligible Assignee". Such termination shall be effective upon written notice to such effect delivered by the Program Agent to such Liquidity Provider, whereupon the Term of such Liquidity Provider's Commitment shall terminate. Upon such termination, such Liquidity Provider shall cease to have any rights or obligations with respect to future Increases under this Agreement but shall continue to have the rights and obligations of a Liquidity Provider with respect to any Purchase or Increases funded by it under this Agreement prior to such termination. The Program Agent shall use reasonable efforts to replace any Liquidity Provider removed pursuant to this Section 8.08.

                  Section 8.09. CONFIDENTIALITY. The Trustee, the Program Agent and the Class A Certificateholders agree, and shall cause their agents or representatives, to hold in confidence all Confidential Information; PROVIDED that nothing herein shall prevent any Class A Certificateholder from delivering copies of any financial statements and other documents constituting Confidential Information, or disclosing any other Confidential Information, to (i) such Class A Certificateholder's directors, officers, employees, agents and professional consultants, (ii) any other Class A Certificateholder or any Rating Agency,
(iii) any Person to which such Class A Certificateholder offers to sell or assign or sells or assigns such Class A Certificate or any part thereof or any rights associated therewith or participation therein, PROVIDED that such Person shall have agreed to hold in confidence all Confidential Information as set forth herein, (iv) any federal or state regulatory authority having jurisdiction over such Class A Certificateholder, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any state, federal or foreign authority or examiner regulating banks or banking, (vii) to any affiliate, independent or internal auditor, agent, employee or attorney having a need to know the same, PROVIDED that such Person is advised of the confidential nature of the information being disclosed and each such recipient agrees to be bound by the terms of this Section or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such Class A Certificateholder, (b) in response to any subpoena or other legal process or (c) in connection with any litigation to which such Class A Certificateholder is a party.

                  Section 8.10. REIMBURSEMENT OF PROGRAM AGENT. Each Liquidity Provider will on demand reimburse the Program Agent its Liquidity Provider Commitment Percentage of


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) which may be incurred in connection with collecting amounts owed with respect to any Class A Certificate in which such Liquidity Provider purchases Series 1997-1 Certificate Interests for which the Program Agent is not promptly reimbursed by the Seller or otherwise. Should the Program Agent later be reimbursed by the Seller or CRC for any such amount, the Program Agent shall immediately pay to each Liquidity Provider its Liquidity Provider Commitment Percentage of such amount.

                  Section 8.11. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that, except as otherwise expressly provided in any Transaction Document, (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement, except to the extent provided in this Agreement.

                  Section 8.12. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  Section 8.13. SUBMISSION TO JURISDICTION. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

                  (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  Section 8.14. CONSENT TO SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  Section 8.15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.









                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                  Section 8.16. WAIVER OF JURY TRIAL. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document, or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the Liquidity Providers or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  IN WITNESS WHEREOF, the parties hereto have caused this Series 1997-1 Certificate Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.



                                        THE EL-BEE RECEIVABLES CORPORATION,
                                             as Seller


                                        By:_________________________________
                                             Name:
                                             Title:

                                        Address:     3155 El-Bee Road
                                                     Dayton, Ohio  45439
                                        Attn:        President
                                        Tel:         (937) 296-
                                        Fax:         (937) 296-



                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                      CORPORATE RECEIVABLES CORPORATION,
                                           as Purchaser

                                      By:      CITICORP NORTH AMERICA, INC., as
                                               Attorney-in-Fact


                                      By:_________________________________
                                           Name:
                                           Title:

                                      Address:     399 Park Avenue
                                                   New York, New York  10043
                                      Attn:        Radford West
                                      Tel:         (212) 559-3811
                                      Fax:         (212) 758-7245


                                               CITICORP NORTH AMERICA, INC.,
                                           as Program Agent


                                      By:_________________________________
                                           Name:
                                           Title:

                                      Address:     399 Park Avenue
                                                   New York, New York  10043
                                      Attn:        Radford West
                                      Tel:         (212) 559-3811
                                      Fax:         (212) 758-7245



                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                  BANKERS TRUST COMPANY, not in its
                                  individual capacity but solely as Trustee


                                  By:_________________________________
                                       Name:
                                       Title:

                                  Address:   Bankers Trust Company, as Trustee
                                             Four Albany Street
                                             New York, New York  10006
                                  Attn:      Corporate Trust and Agency
                                                  Group/Structured Finance Team
                                  Tel:       (212) 250-6137
                                  Fax:       (212) 250-6439




                 SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

LIQUIDITY PROVIDERS:

Liquidity Provider
Commitment:
Forty-two Million Dollars,              CITIBANK, N.A., as Liquidity Provider
$42,000,000

                                        By:_________________________________
                                             Name:
                                             Title:

                                        Address:     399 Park Avenue
                                                     New York, New York  10043
                                        Attn:        Radford West
                                        Tel:         (212) 559-3811
                                        Fax:         (212) 758-7245


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

Liquidity Provider
Commitment:
Thirty Million Dollars,
$30,000,000                      ABN AMRO, N.V., as Liquidity Provider


                                 By:_________________________________
                                      Name:
                                      Title:


                                 By:_________________________________
                                      Name:
                                      Title:

                                 Address: 135 South LaSalle Street, Suite 2805
                                          Chicago, IL  60603
                                 Attn:    Derek Mansfield
                                 Tel:     (312) 904-2323
                                 Fax:     (312) 904-6376





                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

Liquidity Provider
Commitment:
Twenty-five Million Dollars,
$25,000,000                        BHF BANK AKTIENGESELLSCHAFT, as
                                        Liquidity Provider


                                   By:_________________________________
                                        Name:
                                        Title:


                                   By:_________________________________
                                        Name:
                                        Title:

                                   Address:     590 Madison Avenue, 30th Floor
                                                New York, New York 10022
                                   Attn:        John Sykes
                                   Tel:         (212) 756-5939
                                   Fax:         (212) 756-5536






                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

Liquidity Provider
Commitment:
Twenty Million Dollars,
$20,000,000                         DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES, as
                                         Liquidity Provider


                                    By:_________________________________
                                         Name:
                                         Title:


                                    By:_________________________________
                                         Name:
                                         Title:

                                    Address:     190 South LaSalle, Suite 2700
                                                 Chicago, IL  60603
                                    Attn:        Jeffrey Mumm
                                    Tel:         (312) 444-1336
                                    Fax:         (312) 444-1305






                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                                                       EXHIBIT A



                        FORM OF ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Series 1997-1 Certificate Purchase Agreement dated as of December __, 1997 (as amended, supplemented or otherwise modified from time to time, the "CERTIFICATE PURCHASE AGREEMENT") among The El-Bee Receivables Corporation, as seller, Corporate Receivables Corporation, as purchaser (the "PURCHASER"), the financial institutions party thereto, as Liquidity Providers (each a "LIQUIDITY PROVIDER"), Citicorp North America, Inc., as program agent (the "PROGRAM AGENT") for the Purchaser and the Liquidity Providers, and Bankers Trust Company, as trustee (the "TRUSTEE"). Terms defined in the Certificate Purchase Agreement unless otherwise defined herein are used herein as defined therein.

                  The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

                  1. As of the Effective Date (defined below), the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse to or representation of any kind (except as set forth below) from Assignor, an interest in and to the Assignor's rights and obligations under the Certificate Purchase Agreement and under any other Transaction Document equal to the percentage interest specified on
Schedule 1 hereto of all outstanding rights and obligations under the Certificate Purchase Agreement and any other Transaction Document, including the Assignor's Liquidity Provider Commitment, Liquidity Provider Commitment Percentage, Series 1997-1 Class A Certificate Interests and Class A Invested Amount (such rights and obligations assigned hereby being the "ASSIGNED INTERESTS"). After giving effect to such sale and assignment, the Assignee's Liquidity Provider Commitment and Liquidity Provider Commitment Percentage will be as set forth on Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any Lien created by Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security or ownership interest created or purported to be created under or in connection with, the Transaction Documents or any other instrument or document furnished pursuant thereto or the condition or value of any Trust Asset or any interest therein; and (iii) makes no representation or warranty and assumes no responsibility with respect to the condition (financial or otherwise) of any of the Transferor, any other Originator, the Servicer, the Parent or the Trustee or the performance or observance

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT by any Person of any of its obligations under any Transaction Document or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Certificate Purchase Agreement, the Pooling and Servicing Agreement, together with copies of any financial statements delivered pursuant to Sections 2.05(f) and 3.03(b)(vii) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Program Agent, the Assignor or any other Liquidity Provider and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any of the Transaction Documents; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transaction Documents as are delegated to the Program Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Transaction Documents are required to be performed by it as a Liquidity Provider; (vi) confirms that the assignment hereunder complies with any applicable legal requirements including the Securities Act; (vii) confirms that such Assignee is a United States Person (as defined in Section 7701(a)(30) of the Internal Revenue Code) or that such Assignee shall have provided the Transferor with two Internal Revenue Service forms 1001 or 4224 (or a successor form) certifying that the income from the Class A Certificates is effectively connected with the conduct of such Person's trade or business in the United States or that such income is exempt from withholding under an applicable tax treaty; (viii) confirms that such Assignee is not a partnership, grantor trust or S corporation (as such terms are defined in the Internal Revenue Code); (ix) confirms that the assignment hereunder will not result in the Trust having more than 100 beneficial owners of Certificates (taking into account the attribution rules of Treasury Regulation Section 1.7704-2(h)); and (x) attaches any other U.S. Internal Revenue Service forms required under Section 3.03 of the Certificate Purchase Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Program Agent for acceptance and recording by the Program Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by the Program Agent, unless a later effective date is specified on Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Program Agent, as of the Effective Date, (i) the Assignee shall be a party to and bound by the provisions of the Certificate Purchase Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Liquidity Provider thereunder and under any


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT other Transaction Document and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Certificate Purchase Agreement and under any other Transaction Document.

                  6. Upon such acceptance and recording by the Program Agent, from and after the Effective Date, the Program Agent and Trustee shall make all payments under the Certificate Purchase Agreement and the Assigned Interests (including, without limitation, all payments of the Class A Invested Amount, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Certificate Purchase Agreement and the Assigned Interests for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE



  Liquidity Provider Commitment assigned:                       $__________

  Liquidity Provider Commitment Percentage assigned:            __________%

  Assignor's Liquidity Provider Commitment
  after assignment:                                             $__________

  Assignor's Liquidity Provider Commitment
  Percentage after assignment:                          __________%


Effective Date (if later than date of acceptance by Program Agent):
________ __, ____


                                            [NAME OF ASSIGNOR], as Assignor


                                            By
                                                Name:
                                                Title:

                                            Dated: _________ __, ____


                                            [NAME OF ASSIGNEE], as Assignee


                                            By
                                                Name:
                                                Title:

                                            Dated:_________ __, ____

                                            Address for Notices:

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

Accepted this ____ day
of _____________, ____

CITICORP NORTH AMERICA, INC.,
     as Program Agent


By
  ----------------------------
    Name:
    Title:




                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                                                       EXHIBIT B


                    FORM OF SERIES 1997-1 NOTICE OF PURCHASE




                                                    [Date]



Citicorp North America, Inc.
399 Park Avenue
New York, NY  10043


The El-Bee Receivables Corporation
3155 El-Bee Road
Dayton, Ohio  45349

Attention:  President


Reference is made to the Series 1997-1 Certificate Purchase Agreement dated December __, 1997 (the "SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT") among The El-Bee Receivables Corporation, as seller, Corporate Receivables Corporation, as purchaser, the Liquidity Providers party thereto, Citicorp North America, Inc., as program agent, and Bankers Trust Company, as trustee. Capitalized terms not defined herein have the meaning specified in the Series 1997-1 Certificate Purchase Agreement.

Notice is hereby given that the undersigned requests the making of the Purchase on ________ __, ____ in the amount of $_________.


                                               THE EL-BEE RECEIVABLES
                                                   CORPORATION



                                               By
                                                 ------------------------------
                                                     Name:
                                                     Title:

                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT

                                                                       EXHIBIT C


                           FORM OF NOTICE OF INCREASE




                                                                          [Date]



Citicorp North America, Inc.
399 Park Avenue
New York, NY  10043


The El-Bee Receivables Corporation
3155 El-Bee Road
Dayton, Ohio  45349

Attention:  President


Reference is made to the Series 1997-1 Certificate Purchase Agreement dated December __, 1997 (the "SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT") among The El-Bee Receivables Corporation, as seller, Corporate Receivables Corporation, as purchaser, the Liquidity Providers party thereto, Citicorp North America, Inc., as program agent, and Bankers Trust Company, as trustee. Capitalized terms not defined herein have the meaning specified in the Series 1997-1 Certificate Purchase Agreement.

Notice is hereby given that the undersigned requests the funding of an Increase in the amount of $___________ on _________ __, ______.

                                               THE EL-BEE RECEIVABLES
                                                    CORPORATION


                                               By __________________________
                                                     Name:
                                                     Title:


                   SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT